UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2007

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28238	54-1521616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

516 Herndon Parkway, Suite A, Herndon, Virginia 20170
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (703) 464-5495

___________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 – Regulation FD

Item 7.01

Regulation FD Disclosure

On July 18, 2007, Guardian Technologies International, Inc. (the “Company”), held an investor conference call to discuss the status of the Company, its business plan and related matters. A copy of the script for the conference call is furnished as Exhibit 99.1 hereto and is incorporated herein by reference thereto. Also, a copy of a press release, dated July 23, 2007, regarding the conference call and that a full transcript of the conference call may be accessed via the Internet at http://www.trilogy-capital.com/tcp/guardian is furnished as Exhibit 99.2 and is incorporated herein by reference thereto.  Such transcript will be available at such Internet address for a period of 30 days.

The information, including without limitation all “forward looking statements,” contained in the script or provided in the conference call and related question and answer session speaks only as of July 18, 2007.

The information furnished in this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The script contains, and representatives of the Company made, during the conference call and the related question and answer session, statements that the Company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical fact included in the script or made during the conference call and related question and answer session, including, without limitation, statements regarding the Company’s future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditure, and plans and objectives of management for future operations, are forward looking statements.  In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimates,” “anticipate,” “believe,” “should,” or “plans” or the negative thereof or variations thereon or similar terminology.  The Company cannot provide any assurance that such expectations will prove to have been correct.  Certain factor, including those factors set forth in the Company’s Securities and Exchange Commission filings, could cause actual results to differ materially from the Company’s expectations.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits.

99.1

Script for Conference Call Held on July 18, 2007

99.2

Press release dated July 23, 2007 of Guardian Technologies International, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
Date: July 23, 2007	By: /s/ Michael W. Trudnak Chief Executive Officer

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